THRIVENT FINANCIAL SECURITIES LENDING TRUST

                                 Form N-SAR for
                          Fiscal Period Ended 10-31-08


                                INDEX TO EXHIBITS




EXHIBIT NO.        ITEM

1.                 Report on internal control by Independent Public Accountants.
                   (Item 77.B.)